                                                                    EXHIBIT 99.2


                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. 1350
              (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


I, Ching-Lun Yu, Chief Financial Officer (principal financial officer) of EUPA International Corporation, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Ching-Lun Yu
----------------------------
Ching-Lun Yu
Date: May 15, 2003


                                Exhibit 99.2